SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2004

Church & Dwight Co., Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10585	13-4996950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

469 North Harrison Street, Princeton, New Jersey	08543
(Address of Principal Executive Offices)	Zip Code

Registrant’s telephone number, including area code: (609) 683-5900

ITEM 2.	ACQUISITION OR DISPOSITION OF ASSETS

On May 28, 2004, Church & Dwight Co., Inc. (“Church & Dwight”) acquired the 50% ownership interest in Armkel, LLC, a Delaware limited liability company (“Armkel”), not previously owned by Church & Dwight. The acquisition was effected through Church & Dwight’s acquisition from Kelso Blockers Holdings, LLC, an affiliate of Kelso & Company, of all of the issued and outstanding shares of capital stock of several corporations (collectively, the “Kelso Blocker Corporations”) that collectively owned all of the outstanding ownership interests in Kelso Protection Ventures, LLC, a Delaware limited liability company (the “Kelso Member”). The Kelso Member directly owned the 50% interest in Armkel. The purchase price for the acquisition was $253,650,000, which was determined through arm’s-length negotiations. The acquisition was completed pursuant to the terms of a Stock Purchase Agreement, dated as of May 28, 2004, between Kelso Blockers Holdings, LLC, Church & Dwight and certain other parties named as guarantors in the Stock Purchase Agreement.

Prior to the acquisition, Armkel marketed a portfolio of domestic consumer products, including TROJAN condoms, NAIR depilatories and waxes and FIRST RESPONSE and ANSWER home pregnancy/ovulation test kits. Internationally, Armkel primarily marketed oral care products, depilatories, condoms, skin care products, home pregnancy test kits and other regional niche products. All of these product lines are now wholly-owned by Church & Dwight.

Following the acquisition, the Kelso Blocker Corporations, the Kelso Member and Armkel were merged with and into Church & Dwight. As a result of the mergers, Church & Dwight assumed all of the obligations of the Kelso Blocker Corporations, the Kelso Member and Armkel, including all of the obligations of Armkel under $225,000,000 principal amount of 9 1/2% Senior Subordinated Notes due 2009 issued by Armkel and its wholly-owned subsidiary, Armkel Finance, Inc.

Church & Dwight also entered into an amended and restated credit agreement (the “Credit Agreement”) with several banks and other financial institutions, The Bank of Nova Scotia, Fleet National Bank and National City Bank, each as a documentation agent, Citicorp North America, Inc., as syndication agent, and J.P. Morgan Chase Bank, as administrative agent. The Credit Agreement provides for (i) a five year term loan in a principal amount of $100,000,000 (the “Term A Loan”), (ii) a seven year term loan a principal amount of $440,000,000, which term loan may be increased by up to an additional $250,000,000 upon the satisfaction of certain conditions (the “Term B Loan,” and together with the Term A Loan, the “Term Loans”), and (iii) a five year multi-currency revolving credit and letter of credit facility in an aggregate principal amount of up to $100,000,000 (the “Revolving Loans”). The Term Loans were used to finance the acquisition of the remaining 50% interest in Armkel not previously owned by Church & Dwight, pay amounts outstanding under Armkel’s principal credit facility and refinance Church & Dwight’s principal credit facility. The Revolving Loans, which are currently undrawn, are available for general corporate purposes. The obligations of Church & Dwight under the Credit Agreement are secured by substantially all of the assets of Church & Dwight and certain of its domestic subsidiaries. Those domestic subsidiaries have also guaranteed the loan obligations under the Credit Agreement. The Term Loans and the Revolving Loans bear interest under one of two rate options, selected by Church & Dwight, equal to either

(i) a eurocurrency rate (adjusted for any reserve requirements) (“Eurocurrency Rate”) or (ii) the greater of the prime rate, the secondary market rate for three-month certificates of deposit (adjusted for any reserve requirements) plus 1%, or the federal funds effective rate plus .5% (“Alternate Base Rate”), plus (b) an applicable margin. The applicable margin is determined by Church & Dwight’s then current leverage ratio. At the closing date of the Credit Agreement, the applicable margin was (a) 1.75% for the Eurocurrency Rate and (b) .75% for the Alternate Base Rate.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Financial statements of businesses acquired.

In accordance with paragraph (a)(4) of Item 7, the historical financial statements required in connection with the transactions described above are not included in this initial report but will be filed by amendment.

(b)	Pro Forma financial information.

In accordance with paragraph (a)(4) and (b) (2) of Item 7, the pro forma financial information required in connection with the transactions described above is not included in this initial report but will be filed by amendment.

(c)	Exhibits

Exhibit No.	Description of Document
2	Stock Purchase Agreement, dated as of May 28, 2004, between Kelso Blockers Holdings, LLC, Church & Dwight and certain other parties named as guarantors therein.

99.1	Amended and Restated Credit Agreement, dated as of May 28, 2004, among Church & Dwight, the several banks and other financial institutions from time to time parties thereto, The Bank of Nova Scotia, Fleet National Bank and National City Bank, each as a documentation agent, Citicorp North America, Inc., as syndication agent, and JPMorgan Chase Bank, as administrative agent.

99.2.1	Indenture, dated as of August 28, 2001, by and among Armkel, LLC, Armkel Finance, Inc. and The Bank of New York, as trustee, incorporated by reference to Exhibit 4.1 to Armkel, LLC’s Registration Statement, as amended, on Form S-4 (Registration No. 333-73160) filed on November 9, 2001.

99.2.2	Supplemental Indenture, dated as of September 28, 2001, among Armkel, LLC, Armkel Finance, Inc., certain other parties named as guarantors therein and The Bank of New York, as trustee.

99.2.3	Second Supplemental Indenture, dated as of May 27, 2004, among Armkel, LLC, Armkel Finance, Inc., certain other parties named as guarantors therein and The Bank of New York, as trustee.

99.2.4	Third Supplemental Indenture, dated as of May 28, 2004, among Church & Dwight Co., Inc., Armkel Finance, Inc., certain other parties named as guarantors therein and The Bank of New York, as trustee.

99.2.5	Fourth Supplemental Indenture, dated as of May 28, 2004, among Church & Dwight Co., Inc., Armkel Finance, Inc., certain other parties named as guarantors therein and The Bank of New York, as trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH & DWIGHT CO., INC.

Date: June 7, 2004	By:	/s/ ROBERT A. DAVIES, III
	Name:	Robert A. Davies, III
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

2	Stock Purchase Agreement, dated as of May 28, 2004, between Kelso Blockers Holdings, LLC, Church & Dwight and certain other parties named as guarantors therein.

99.1	Amended and Restated Credit Agreement, dated as of May 28, 2004, among Church & Dwight, the several banks and other financial institutions from time to time parties thereto, The Bank of Nova Scotia, Fleet National Bank and National City Bank, each as a documentation agent, Citicorp North America, Inc., as syndication agent, and JPMorgan Chase Bank, as administrative agent.

99.2.1	Indenture, dated as of August 28, 2001, by and among Armkel, LLC, Armkel Finance, Inc. and The Bank of New York, as trustee, incorporated by reference to Exhibit 4.1 to Armkel, LLC’s Registration Statement, as amended, on Form S-4 (Registration No. 333-73160) filed on November 9, 2001.

99.2.2	Supplemental Indenture, dated as of September 28, 2001, among Armkel, LLC, Armkel Finance, Inc., certain other parties named as guarantors therein and The Bank of New York, as trustee.

99.2.3	Second Supplemental Indenture, dated as of May 27, 2004, among Armkel, LLC, Armkel Finance, Inc., certain other parties named as guarantors therein and The Bank of New York, as trustee.

99.2.4	Third Supplemental Indenture, dated as of May 28, 2004, among Church & Dwight Co., Inc., Armkel Finance, Inc., certain other parties named as guarantors therein and The Bank of New York, as trustee.

99.2.5	Fourth Supplemental Indenture, dated as of May 28, 2004, among Church & Dwight Co., Inc., Armkel Finance, Inc., certain other parties named as guarantors therein and The Bank of New York, as trustee.